SUPPLEMENT

Dated January 29, 2007

to the Class IA Shares Prospectus

(Investment Options within Union Security Variable Annuities)

Class IA Shares (Premier Solution Series II) Prospectus

(the “Prospectus”)

dated May 1, 2006

for Hartford HLS Funds

The Prospectus is revised as follows effective February 5, 2007:

HARTFORD BLUE CHIP STOCK HLS FUND

HARTFORD CAPITAL OPPORTUNITIES HLS FUND

HARTFORD LARGECAP GROWTH HLS FUND

At a Special Meeting of Shareholders held on January 23, 2007, the shareholders of Hartford Capital Opportunities HLS Fund (“Capital Opportunities Fund or “Acquired Fund”) and Hartford LargeCap Growth HLS Fund (“LargeCap Growth Fund” or “Acquired Fund”) approved Agreements and Plans of Reorganizations (collectively, the “Reorganization Agreement”) in connection with the reorganization of the Capital Opportunities Fund with and into the Hartford Blue Chip Stock HLS Fund (“Blue Chip Fund”) and the reorganization of the LargeCap Growth Fund with and into the Blue Chip Fund (each a “Reorganization” and collectively, the “Reorganizations”).  The Reorganization Agreement contemplate (1) the transfer of all of the assets of each Acquired Fund to the Blue Chip Fund in exchange for shares of the Blue Chip Fund having equivalent value; (2) the assumption by the Blue Chip Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Blue Chip Fund to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds.  Each shareholder of an Acquired Fund will receive shares of the Blue Chip Fund having value equivalent to shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganizations.

Each Reorganization contemplated by the Reorganization Agreement will be effected on or about February 2, 2007.  Following the Reorganizations, the Capital Opportunities Fund and the LargeCap Growth Fund will no longer exist.  Accordingly, all references and disclosures concerning the Capital Opportunities Fund and LargeCap Growth Fund are hereby deleted.   In addition, in connection with the Reorganizations, the Blue Chip Fund will be renamed the Hartford LargeCap Growth HLS Fund. In connection with the name change, a new “80% policy” will be implemented in which the Hartford LargeCap Growth HLS Fund will normally invest at least 80% of its assets in large capitalization companies.

Accordingly:

(a)           On the front cover of the Prospectus, the name of the Blue Chip Fund is changed to “Hartford LargeCap Growth HLS Fund” and conforming changes are made throughout the prospectus.

(b)           The section entitled “Principal Investment Strategy for the fund” is hereby deleted and replaced with the following:

The fund seeks to achieve its goal by investing primarily in stocks that the fund’s sub-adviser believes have superior return potential. Under normal circumstances, the fund invests at least 80% of its assets in common stocks of large capitalization companies. The fund defines large capitalization companies as companies with market capitalizations within the collective range of the Russell 1000 and S&P 500 Indices. As of September 30, 2006, the market capitalization of companies included in these indices ranged from approximately $1.2 billion to $398.9 billion.  The fund may invest up to 20% of its total assets in securities of foreign issuers and non-dollar securities.

Hartford Investment Management uses a quantitative multifactor approach to bottom-up stock selection, utilizing a broad set of individual fundamental stock characteristics to model each stock’s relative attractiveness, with a focus on those factors that have been demonstrated historically to drive market returns. These characteristics include factors designed to describe a company’s business, its valuation, investors’ response to the company and the company’s management behavior and earnings quality. The fundamentals used may vary by industry sector. Hartford Investment Management frequently and consistently measures the characteristics of every stock in the eligible universe and incorporates these measurements in a rigorous, repeatable process that considers both volatility and correlations.

(c)           In the section entitled “Main Risks for the fund,” the second full paragraph is hereby deleted and replaced with the following:

Hartford Investment Management’s investment strategy significantly influences the funds’ performance. Even well-established growth stocks can be volatile. Since growth companies usually invest a high portion of earnings in their own businesses, their stocks may lack the dividends that can cushion share prices in a down market. The fund’s focus on large companies significantly influences its performance. Large company stocks as a group could fall out of favor with the market causing the fund to perform more poorly than funds that focus on smaller companies. Additionally, if Hartford Investment Management incorrectly assesses a company’s prospects for growth, or if its judgment about how other investors will value the company’s growth is wrong, then the price of the company’s stock may decrease, or it may not increase to the level that had been anticipated.  If the fund’s stock selection strategy does not perform as expected, the fund could underperform its peers or lose money. As with all equity funds, the fund’s share price can fall because of weakness in the broad market, a particular industry or specific holdings.

This Supplement should be retained with your Prospectus for future reference.

SUPPLEMENT

Dated January 29, 2007

to the Statement of Additional Information

(the “SAI”)

For Hartford HLS Series Fund II, Inc.

dated May 1, 2006

The SAI is revised as follows effective February 5, 2007:

HARTFORD BLUE CHIP STOCK HLS FUND

HARTFORD CAPITAL OPPORTUNITIES HLS FUND

HARTFORD LARGECAP GROWTH HLS FUND

At a Special Meeting of Shareholders held on January 23, 2007, the shareholders of Hartford Capital Opportunities HLS Fund (“Capital Opportunities Fund or “Acquired Fund”) and Hartford LargeCap Growth HLS Fund (“LargeCap Growth Fund” or “Acquired Fund”) approved Agreements and Plans of Reorganizations (collectively, the “Reorganization Agreement”) in connection with the reorganization of the Capital Opportunities Fund with and into the Hartford Blue Chip Stock HLS Fund (“Blue Chip Fund”) and the reorganization of the LargeCap Growth Fund with and into the Blue Chip Fund (each a “Reorganization” and collectively, the “Reorganizations”).  The Reorganization Agreement contemplates 1) the transfer of all of the assets of each Acquired Fund to the Blue Chip Fund in exchange for shares of the Blue Chip Fund having equivalent value; (2) the assumption by the Blue Chip Fund of all of the liabilities of each Acquired Fund; and (3) the distribution of shares of the Blue Chip Fund to the shareholders of each Acquired Fund in complete liquidation of the Acquired Funds.  Each shareholder of an Acquired Fund will receive shares of the Blue Chip Fund having value equivalent to shares of the Acquired Fund held by that shareholder as of the closing date of the Reorganizations.

Each Reorganization contemplated by the Reorganization Agreement will be effected on or about February 2, 2007.  Following the Reorganizations, the Capital Opportunities Fund and the LargeCap Growth Fund will no longer exist.  Accordingly, all references and disclosures concerning the Capital Opportunities Fund and LargeCap Growth Fund are hereby deleted.   In addition, in connection with the Reorganizations, the Blue Chip Fund will be renamed the Hartford LargeCap Growth HLS Fund.

(a)           On the front cover of the SAI, the name of the Blue Chip Fund is changed to “Hartford LargeCap Growth HLS Fund” and conforming changes are made throughout the SAI.

This Supplement should be retained with your SAI for future reference.